POWER OF ATTORNEY
      Know all by these presents, that the undersigned hereby
constitutes and appoints
each of Scott Hildebrandt, Jeff Siegal and Peter Maxwell, signing singly, the
undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in the
undersigned's
capacity as an officer and/or director of Planar Systems, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned
which may be necessary or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities
and
Exchange Commission and any stock exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the
foregoing which, in the opinion of such attorney-in-fact, may be of benefit
to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such attorney-in-fact on behalf
of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-
fact
may approve in such attorney-in-fact's discretion.
      The undersigned hereby grants to each such attorney-in-fact full power and
authority to do and perform any and every act and thing whatsoever requisite, necessary,
or proper to be done in the exercise of any of the rights and powers herein granted, as
fully to all intents and purposes as the undersigned might or could do if personally
present, with full power of substitution or revocation, hereby ratifying and confirming all
that such attorney-in-fact, or such attorney-in-fact's  substitute or substitutes, shall
lawfully do or cause to be done by virtue of this Power of Attorney and the rights and
powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is
the Company assuming, any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act of 1934.
      This Power of Attorney shall remain in full force and effect until the undersigned
is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the Company, unless earlier revoked by the
undersigned in a signed writing delivered to the foregoing attorneys-
in-fact.
      IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to
be executed as of this 20th day of September, 2006.
__________Paul E. Gulick___________
Signature

___________Paul E. Gulick__________
Printed Name